UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 20, 2005

Date of Report (Date of Earliest Event Reported)

RENASANT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi	000-12154	64-0676974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi 38802-0709

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including area code: (662) 680-1001

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 20, 2005, the Audit Committee of the Board of Directors of Renasant Corporation (the “Company”) dismissed Ernst & Young LLP as the Company’s independent registered public accountant and appointed Horne LLP (“Horne”), subject to satisfactory completion of Horne’s customary client acceptance procedures, to serve as the Company’s independent registered public accountant to audit the Company’s financial statements for the year ended December 31, 2005. The dismissal of Ernst & Young LLP and the appointment of Horne were approved by the Audit Committee.

Ernst & Young LLP’s reports on the Company’s financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and from January 1, 2005 through September 20, 2005, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement(s) in connection with its report. Furthermore, none of the “reportable events” defined in Item 304(a)(1)(v) of Regulation S-K occurred during the Company’s two most recent fiscal years or from January 1, 2005 through September 20, 2005.

The Company has provided Ernst & Young LLP with a copy of the foregoing disclosures and has requested that Ernst & Young LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the statements made by the Company set forth above, and, if not, stating the respects in which Ernst & Young LLP does not agree. A copy of Ernst & Young LLP’s letter is attached as Exhibit 16.

During the Company’s two most recent fiscal years and from January 1, 2005 through September 20, 2005, the date of the appointment of Horne as the Company’s independent accountant, neither the Company nor anyone on its behalf consulted Horne regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On September 20, 2005, the Board of Directors of the Company adopted an amendment to the Company’s Bylaws. The amendment revised the indemnification provisions of the Bylaws for officers and directors of the Company. A copy of the Articles of Amendment to the Bylaws of the Company is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

3.1	Articles of Amendment to the Bylaws of Renasant Corporation.

16	Letter of Ernst & Young LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Registrant

DATE: September 20, 2005	/s/ E. Robinson McGraw
E. Robinson McGraw
President & Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
3.1	Articles of Amendment to the Bylaws of Renasant Corporation.

16	Letter of Ernst & Young LLP regarding change in certifying accountant.